Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teva Pharmaceutical Industries Limited (the “Company”) on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard D. Francis, President and Chief Executive Officer of the Company, and Eli Kalif, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2023

/s/ Richard D. Francis
Richard D. Francis
President and Chief Executive Officer

/s/ Eli Kalif
Eli Kalif
Executive Vice President, Chief Financial Officer